Exhibit 99.3

IBM 10 2022 Earnings April19, 2022 ibm.com/investor 1

Forward-looking Statements and Non-GAAP Information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. including operating earnings and other “operating” financial measures, consolidated free cash flow, net cash from operating activities excluding IBM Financing receivables, and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on April 19, 2022. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation, as well as in Exhibit 99.1 to the company’s Form 8-K submitted to the SEC on April 19, 2022. To provide better transparency, the company also discusses management performance metrics including hybrid cloud revenue, annual recurring revenue, signings, and book-to-bill. The metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation are included in the Management Discussion section of the company’s 2021 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 22, 2022. For other related information please visit the Company’s investor relations website at: Unless otherwise specified, results are presented on a continuing operations basis. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non-GAAP information https://www.ibm.com/investor/events/earning s-1q22 2

Arvind Krishna Chairman and Chief Executive Officer James Kavanaugh SVP, Finance & Operations, Chief FinancialOfficer 3

CEO Perspective 1Q22 Performance “Demand for hybrid cloud and AI drove growth in both Software and Consulting in the first quarter. Today we’re a more focused business and our results reflect the execution of our strategy. Hybrid cloud and AI progress We are off to a solid start for the year, and we now see revenue growth for 2022 at the high end of our model.” A rvind Krishna IBM Chairman and CEO Clients, ecosystem and innovation 4

Hybrid Cloud and AI Progress

Our platform approach

IBM Consulting

Business Transformation
Technology Consulting
Application Operations

System Integrator Partners

IBM Software

IBM Cloud Paks

Automation
Data & AI
Security
Transaction Processing

Software and SaaS Partners

Red Hat Hybrid Cloud Platform

Development, Security and Operational Services

OpenShift
Red Hat Enterprise Linux
Ansible Automation Platform

IBM Infrastructure

zSystems
Distributed Infrastructure (IBM Cloud, Power, Storage)
Infrastructure Support

Public Clouds

AWS
Azure
Others

Enterprise Infrastructure

Edge

Accelerating client adoption

Expanding partner ecosystem

Delivering innovation

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Financial Highlights 1Q22 11% Revenue growth incl. over 5 pts from incremental sales to Kyndryl 280bps Pre-tax margin expansion (Operating) >70% Revenue mix in software and consulting $10.8B Cash on hand, incl marketable securities “In the first quarter we continued to strengthen the fundamentals of our business, consistent with our medium-term model. $20.8B Hybrid cloud revenue (TTM), +17% yr/yr We are a faster growing, more profitable company with a higher-value business mix, a significant recurring revenue base and strong cash generation.” Ja mes Kavanaugh IBM SVP & CFO 6 Revenue growth rates @CC $14.2B $1.2B RevenueFree Cash Flow

Software

Pervasive revenue growth across Hybrid Platform & Solutions

Over 4,000 clients using hybrid cloud platform

Annual Recurring Revenue*
+9% yr/yr

$5.8B
Revenue

+15%
Revenue growth
(includes over 8 pts from incremental sales to Kyndryl)

Revenue categories

Transaction Processing
+31% yr/yr
~28 pts
incremental Kyndryl



Hybrid Platform & Solutions
+10% yr/yr
~1.5 pts
incremental Kyndryl

Red Hat	21%
Automation	5%
Data & AI	4%
Security	8%

1Q22 Results; Revenue growth rates @CC
*Annual Recurring Revenue for Hybrid Platform & Solutions

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Consulting Double-digit revenue growth across all revenue categories and geographies Hybrid cloud and strategic partnerships fueling growth Book-to-bill ratio of 1.1 for the quarter and past year Competitive labor environment Revenue categories Business Tr ansformation + 19% yr/yr Application Operations + 14% yr/yr Technology C onsulting + 19% yr/yr 8 1Q22 Results; Revenue growth rates @CC $4.8B +17% RevenueRevenue growth

Infrastructure

zSystems performance reflects product cycle

Announced IBM z16 with embedded AI, cyber-resilient security, cloud-native

Distributed Infrastructure growth driven by high-end Power

$3.2B

Revenue

Flat

Revenue growth (includes over 8 pts from incremental sales to Kyndryl)

Revenue categories


Infrastructure Support
+4% yr/yr
~8 pts
incremental Kyndryl
Hybrid Infrastructure
(2%) yr/yr
~8 pts
incremental Kyndryl
zSystems (18%)
Distributed Infrastructure 8%

1Q22 Results; Revenue growth rates @CC

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Summary 2022 Expectations Mid-single digit revenue growth @cc plus ~3.5 pts from incremental sales to Kyndryl Free cash flow of $10–$10.5 billion 1Q 2022 Progress Executing a focused hybrid cloud and AI strategy Strong revenue growth led by Software and Consulting Investing in innovation, ecosystem, talent 10

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Supplemental Material Revenue and P&L Highlights Cash Flow and Balance Sheet Highlights Historical Free Cash Flow Attainment Currency – Impact on Revenue Growth Software & Infrastructure Segment Details Consulting Segment Details Expense Summary Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) Software Segment Revenue Categories Consulting Segment Revenue Categories Infrastructure Segment Revenue Categories Non-GAAP Supplemental Materials ● ● ● ● ● ● ● ● ● ● ● ● ● ● Unless otherwise specified, results are presented on a continuing operations basis. Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding 12

Revenue and P&L Highlights Revenue Hybrid Cloud $14.2 $5.0 11% 17% > 5 pts ~ 2 pts Gross Profit Expense Pre-Tax Income Net Income Earnings Per Share $7.5 $6.0 $1.5 $1.3 $1.40 4% 3% 46% 25% 25% ~ 4 pts ~ 7 pts ~ 6 pts Gross Profit Margin Expense E/R Pre-Tax Income Margin Net Income Margin Tax Rate 52.9% 42.3% 10.7% 9.0% 16.1% (1.7 pts) 4.5 pts 2.8 pts 1.3 pts (13.6 pts) Americas Europe/ME/Africa Asia Pacific $7.1 $4.2 $2.9 9% 14% 11% Revenue growth rates @CC, $ in billions 13 Operating P&L highlights % 1Q22 B/(W) Yr/Yr Geography revenue1Q22 B/(W)incr. KD Yr/Yrbenefit Operating P&L highlights $ 1Q22 B/(W) Yr/Yr Revenue highlights 1Q22 B/(W)incr. KD Yr/Yrbenefit

Cash Flow and Balance Sheet Highlights Consolidated Net Cash from Operations* Consolidated Free Cash Flow** $1.6 $1.2 ($0.4) ($0.3) Cash & Marketable Securities Total Debt $10.8 $54.2 $7.6 $51.7 $11.3 $56.4 Net Capital Expenditures Acquisitions Dividends $0.4 $0.7 $1.5 IBM Financing Debt Core (non-IBM Financing) Debt $12.2 $42.1 $13.9 $37.8 $18.2 $38.2 $ in billions *Non-GAAP financial measure; excludes Financing receivables **Non-GAAP financial measure; adjusts for Financing receivables and net capital expenditures 14 Selected debt measures Selected uses of cash Balance sheet Mar 22 Dec 21 Mar 21 Cash flow 1Q22 Yr/Yr

Historical Free Cash Attainment Flow First Quarter Free Cash Flow as % of Full Year 23% $1.2B of Free Cash Flow in 1Q 2022 Represents ~12% of full-year expected range, consistent with history 2021 an anomaly, reflecting Kyndryl separation dynamics 14% 2017-2020 13% 2017 2018 2019 2020 2021 Free cash flow consolidated 15 Average 12% 11% 8%

Currency Impact on Growth US $B $14.2 ($0.4) Yr/Yr 7.7% (3 pts) 10.9% Revenue as reported Currency impact Revenue @CC 16 Quarterly averages per US $ 1Q22 Yr/Yr Spot 4/18/22 2Q22 3Q22 4Q22 FY22 Euro 0.89 (7%) Pound 0.75 (3%) Yen 116 (10%) Revenue impact, future @ 4/18/22 Spot ~(3 pts) Prior view @ 1/21/22 Spot~(3 pts) 0.93 0.77 127 (11%) (9%) (6%) (8%) (7%) (6%) (4%) (5%) (15%) (15%) (11%) (13%) ~(5 pts) ~(4 pts) (2-3 pts) (3-4 pts) ~(3 pts)~(2 pts)~0 pts~(2 pts)

Software & Infrastructure Segment Details Includes incremental sales to Kyndryl Revenue Hybrid Platform & Solutions Transaction Processing Pre-Tax Income Pre-Tax Income Margin $5.8 $4.1 $1.7 $1.1 19.7% 15% 10% 31% 72% 6.8 pts Revenue Hybrid Infrastructure zSystems Distributed Infrastructure Infrastructure Support Pre-Tax Income Pre-Tax Income Margin $3.2 $1.7 Flat (2%) (18%) 8% 4% (32%) (2.7 pts) $1.5 $0.2 6.2% Hybrid Cloud Revenue $2.1 25% Annual Recurring Revenue* $12.9 9% Hybrid Cloud Revenue $0.7 (18%) Revenue and Annual Recurring Revenue growth rates @CC, $ in billions *Annual Recurring Revenue for Hybrid Platform & Solutions 17 Infrastructure segment 1Q22 B/(W) Yr/Yr Software segment 1Q22 B/(W) Yr/Yr

Consulting Segment Details Revenue Business Transformation Technology Consulting Application Operations Gross Profit Margin (External) Pre-Tax Income Pre-Tax Income Margin $4.8 $2.3 $1.0 $1.6 24.3% $0.3 7.2% 17% 19% 19% 14% (3.5 pts) 26% 0.7 pts Hybrid Cloud Revenue $2.1 29% Signings Book-to-bill ratio 41% $5.1 1.1 Revenue and signings growth rates @CC, $ in billions 18 Consulting segment 1Q22 B/(W) Yr/Yr

Expense Summary $ in billions *includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of closed divested businesses **represents the percentage change after excluding the impact of currency, acquisitions and divestitures 19 Expense1Q22 B/(W) Yr/Yr Acq/ CurrencyDivest*Base** SG&A – Operating $4.3 2% RD&E $1.7 (4%) IP and Custom Development Income ($0.1) (17%) Other (Income)/Expense - Operating ($0.2) NM Interest Expense $0.3 (11%) Operating Expense & Other Income $6.0 3% 2 pts (2 pts) 2 pts 1 pts (1 pts) (4 pts) 4 pts (1 pts) 0 pts

Balance Sheet Summary Consolidated Cash & Marketable Securities Core (non-IBM Financing) Assets* IBM Financing Assets Total Assets $10.8 $108.9 $13.6 $133.3 $7.6 $108.9 $15.5 $132.0 $11.3 $117.3 $20.1 $148.6 Other Liabilities Core (non-IBM Financing) Debt* IBM Financing Debt Total Debt Total Liabilities Equity $59.9 $42.1 $12.2 $54.2 $114.2 $19.1 $61.3 $37.8 $13.9 $51.7 $113.0 $19.0 $70.7 $38.2 $18.2 $56.4 $127.1 $21.5 $ in billions *includes eliminations of inter-company activity 20 Mar 22 Dec 21 Mar 21

Cash Flow Summary Consolidated Net Cash from Operations Less: IBM Financing Receivables Net Cash from Operations (excluding IBM Financing Receivables) Net Capital Expenditures Free Cash Flow (excluding IBM Financing Receivables) Acquisitions Divestitures Dividends Non-IBM Financing Debt Other (includes IBM Financing Net A/R & IBM Financing Debt)* Change in Cash & Marketable Securities $3.2 $1.6 $1.6 ($0.4) $1.2 ($0.7) $0.1 ($1.5) $4.7 ($0.5) $3.2 ($1.7) ($1.2) ($0.4) $0.2 ($0.3) $0.4 $0.1 ($0.0) $6.4 ($0.3) $6.2 $ in billions 21 QTDB/(W) 1Q22Yr/Yr

Cash Flow (ASC230) Consolidated Net Income from Operations Depreciation / Amortization of Intangibles Stock-based Compensation Working Capital / Other IBM Financing A/R Net Cash provided by Operating Activities Capital Expenditures, net of payments & proceeds Divestitures, net of cash transferred Acquisitions, net of cash acquired Marketable Securities / Other Investments, net Net Cash provided by/(used in) Investing Activities Debt, net of payments & proceeds Dividends Common Stock Repurchases Financing - Other Net Cash provided by/(used in) Financing Activities Effect of Exchange Rate changes on Cash Net Change in Cash, Cash Equivalents & Restricted Cash $0.7 $1.3 $0.2 ($0.6) $1.6 $3.2 ($0.4) $0.1 ($0.7) ($0.3) ($1.4) $2.9 ($1.5) - ($0.1) $1.4 ($0.0) $3.3 $1.0 $1.7 $0.2 ($0.8) $2.9 $4.9 ($0.5) ($0.0) ($1.1) ($0.3) ($2.0) ($4.3) ($1.5) - ($0.0) ($5.8) ($0.1) ($3.0) $ in billions 22 QTDQTD 1Q221Q21

Software Segment Categories

Revenue categories

Hybrid Platform & Solutions

Software, infused with AI, to help clients operate, manage, and optimize their IT resources and business processes within hybrid, multi-cloud environments

- Red Hat: incl. RHEL, OpenShift, Ansible
- Automation: incl. business automation, AIOps and management, integration, and application servers
- Data & AI: incl. data fabric, customer care, data management, business analytics, dataops & governance, asset & supply chain management, information exchange and weather
- Security: incl. software and services for threat, data and identity

Transaction Processing

Software that supports clients' mission-critical on-premise workloads in industries such as banking, airlines and retail

- incl. transaction processing software such as Customer Information Control System and storage software, and analytics and integration software running on IBM operating systems (e.g., DB2 and WebSphere running on z/OS)

Revenue categories – FY 2021



Red Hat
Automatio
Data & AI
Security
Hybrid Platform & Solutions
Transaction Processing

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Consulting Segment Categories Business Transformation Services that enable clients to apply technologies at scale to transform key workflows, processes and domains end-to-end incl. finance & supply chain, talent, strategy, business process design and operations, data and analytics, and system integration These services deploy AI in business processes to exploit the value of data incl. a full ecosystem of partners: SAP, Adobe, Salesforce and Oracle, among others Business Transformation Technology Consulting Application Operations Technology Consulting The skills to architect and implement cloud platforms and strategies to transform enterprise experience and enable innovation, including application modernization on the hybrid cloud with Red Hat OpenShift Application Operations Application and cloud platform services required to operationalize and run cloud platforms Manage, optimize, and orchestrate application and data workloads across environments through both custom applications and ISV/ERP packages 24 Revenue categories – FY 2021 Revenue categories

Infrastructure Segment Categories Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi-cloud and enterprise AI workloads leveraging flexible and as-a-service consumption models zSystems: incl. hardware and operating system Distributed Infrastructure: incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Hybrid Infrastructure zSystems Infrastructure Support Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on-premises and in the cloud incl. maintenance for IBM products and other technology platforms Di tributed Infr structure 25 Revenue categories – FY 2021 Revenue categories

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 1Q 2022 1Q22 Yr/Yr 1Q22 Yr/Yr GAAP @CC GAAP @CC Consulting Business Transformation Technology Consulting Application Operations Hybrid Cloud Revenue 13% 15% 14% 10% 24% 17% 19% 19% 14% 29% Software Hybrid Platform & Solutions Red Hat Automation Data & AI Security Transaction Processing Hybrid Cloud Revenue 12% 7% 18% 3% 2% 5% 26% 22% 15% 10% 21% 5% 4% 8% 31% 25% Infrastructure Hybrid Infrastructure zSystems Distributed Infrastructure Infrastructure Support Hybrid Cloud Revenue (2%) (5%) (19%) 5% Flat (20%) Flat (2%) (18%) 8% 4% (18%) The above reconciles the Non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure Segment Details”, “Consulting Segment Details”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated April 19, 2022, for additional information on the use of these Non-GAAP financial measures. 26

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 1Q 2022 1Q22 Yr/Yr GAAP @CC Total Revenue 8% 11% Americas Europe/ME/Africa Asia Pacific 9% 8% 5% 9% 14% 11% Total Hybrid Cloud 14% 17% The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, a nd “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated April 19, 2022, for additional information on the use of these Non-GAAP financial measures 27

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 1Q 2022 1Q22 Non-GAAP Adjustments GAAP Operating (Non-GAAP) SG&A Currency Acquisitions/Divestitures Base* RD&E Currency Acquisitions/Divestitures Base* Operating Expense & Other Income Currency Acquisitions/Divestitures Base* 2 pts (2 pts) 2 pts 0 pts 0 pts 0 pts 2 pts (2 pts) 2 pts 1 pts (1 pts) (4 pts) 0 pts 0 pts 0 pts 1 pts (1 pts) (4 pts) 3 pts (1 pts) (1 pts) 0 pts 0 pts 2 pts 4 pts (1 pts) 0 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated April 19, 2022, for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. 28

Non-GAAP Supplemental Materials Reconciliation of Continuing Operations - 1Q 2022 1Q22 Retirement-Related Adjustments Acquisition-Related Adjustments Kyndryl-Related Impact Tax Reform Impacts Operating (Non-GaaP) GAAP Gross Profit Gross Profit Margin SG&A Other (Income) & Expense Total Expense Pre-tax Income Pre-tax Income Margin Tax Rate Net Income Net Income Margin Earnings Per Share $7,335 51.7% 4,597 246 6,712 623 4.4% (6.3%) 662 4.7% $0.73 $181 1.3 pts (286) (1) (287) 468 3.3 pts 9.1 pts 359 2.5 pts $0.39 — — — (202) (202) 202 1.4 pts 4.6 pts 144 1.0 pts $0.16 — — — — — — — 7.7 pts (116) (0.8 pts) ($0.13) $0 0.0 pts (0) (222) (222) 222 1.6 pts 0.9 pts 222 1.6 pts $0.24 $7,516 52.9% 4,311 (179) 6,001 1,515 10.7% 16.1% 1,271 9.0% $1.40 $ in millions (except EPS which is in whole dollars) The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, “Expense Summary” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated April 19, 2022, for additional information on the use of these Non-GAAP financial measures. 29

Non-GAAP Supplemental Materials Reconciliation of Tax Rate and Pre-tax Income Margin - Expectations Operating (Non-GAAP) B/(W) GAAP B/(W) Tax rate Full-Year 2022* Mid Teens Mid-High Teens Pre-tax margin Improvement from 1Q22 to 2Q22 5-6 pts** 4-5 pts *includes estimate of discrete tax events for the year; actual events will be recorded as they occur **does not assume a mark-to-market impact in the second quarter 2022 of the Kyndryl retained shares as we cannot forecast the Kyndryl stock price The above reconciles the Non-GAAP financial information contained in the “Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated April 19, 2022, for additional information on the use of this Non-GAAP financial measure. 30

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